Exhibit 10.1

THIRTEENTH AMENDMENT
TO
SEMICONDUCTOR LINE OPERATION AGREEMENT
BY AND BETWEEN
SKYWATER TECHNOLOGY FOUNDRY, INC. AND D-WAVE SYSTEMS INC.

This THIRTEENTH AMENDMENT (“13th Amendment”), entered into on and effective as of December 15, 2022 (the “Amendment Effective Date”), amends the terms of the SEMICONDUCTOR LINE OPERATION AGREEMENT (the “Agreement”) dated December 23, 2012, as amended from time to time by twelve (12) prior amendments, the last of which was dated April 30, 2020, by and between SkyWater Technology Foundry, Inc. (“SkyWater”) and D-Wave Systems Inc. (“D-Wave”), each a “Party” and collectively, the “Parties”.

WHEREAS:

A.	On April 30, 2020 the Parties revised the Activity Billing; and

B.	In connection with the foregoing and to address the SkyWater’s revised Activity Billing rates as of January 2022, the Parties wish to further amend the Agreement.

NOW THEREFORE, the Parties agree to amend the Agreement as follows:

1.	Revised Activity Billing. As of December 26, 2022, in Appendix 3, Pricing and Quarterly Commitments of the Agreement, as amended from time to time, is DELETED and replaced with the following:

Annual Activity Commit	Fab Activity Rate ($USD)	Engineering Hourly Rate ($USD)	Engineering Tech Hourly Rate ($USD)	Free Engineering Tech Hours	Number of Hot Lots Included
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
Hot Lot Price: [*****]. Hot Hand Carry (HHC) Lot Upgrade Price: [*****]. At [*****] annual activity commit level and higher, HHC upgrade price [*****].

2. Miscellaneous.

2.1 It is understood between the Parties that, other than as expressly amended herein, all the terms of the Agreement, as previously amended, will remain unchanged and applicable. To the extent that there is any inconsistency between the terms of this 13th Amendment and the Agreement, as previously amended, the terms of this 13th Amendment shall govern.

2.2 The entirety of the terms of this 13th Amendment, are incorporated into the Agreement by reference.

(Signature page follows.)
SkyWater and D-Wave Proprietary	Page 1 of 2

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this 13th Amendment as of the Amendment Effective Date.

SKYWATER TECHNOLOGY FOUNDRY, INC.		D-WAVE SYSTEMS INC.

By:	/s/ Mark Litechy	By:	/s/ Mark W. Johnson, Ph.D.
Name:	Mark Litecky	Name:	Mark W. Johnson, Ph.D.
Title:	Chief Revenue Officer	Title:	Senior Vice President, Quantum Technologies and Systems Products
Date:	March 1, 2023	Date:	February 15, 2023

Signature page to Thirteenth Amendment to Semiconductor Line Operation Agreement SkyWater and D-Wave Proprietary	Page 2 of 2